UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2018
INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue Mountain View, CA 94043
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 944-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the previously announced appointment of Michelle Clatterbuck as Executive Vice President and Chief Financial Officer of Intuit, effective February 1, 2018, Intuit has entered into an employment agreement with Ms. Clatterbuck dated January 19, 2018, and effective February 1, 2018. The material terms of our agreement with Ms. Clatterbuck are described below, and additional information regarding Ms. Clatterbuck and her appointment is described in the Form 8-K the Company filed with the Securities and Exchange Commission on August 22, 2017.

         Salary and Bonus. Ms. Clatterbuck will be paid an annual base salary of $650,000. Ms. Clatterbuck is also eligible to receive a target annual bonus of 100% of her base salary, prorated for Intuit’s 2018 fiscal year as of her promotion date.

         Equity Awards. Ms. Clatterbuck will be granted the number of restricted stock units determined by management by dividing $2,000,000 by the closing price of the Intuit’s common stock on the date of grant. The date of grant for these restricted stock units will be the Intuit’s regularly scheduled monthly grant date occurring in March 2018. The restricted stock units will vest and become issuable to Ms. Clatterbuck over three years, with one third of the restricted stock units vesting on each of March 1, 2019, March 1, 2020, and March 1, 2021, so long as Ms. Clatterbuck remains continuously employed with Intuit on each date. The restricted stock units will be subject to the terms of the Intuit Inc. 2005 Equity Incentive Plan.

Other Benefits. Ms. Clatterbuck shall also be eligible for certain other benefits, as described in the employment agreement, including reimbursement for certain expenses associated with her relocation from San Diego to the Bay Area.

 The above description is qualified in its entirety by reference to Ms. Clatterbuck’s employment agreement which is filed as Exhibit 10.01 to this report on Form 8-K.

ITEM 5.07    Submission of Matters to a Vote of Security Holders.

(a)	Intuit’s Annual Meeting of Stockholders was held on January 18, 2018.

(b)	At the meeting, stockholders:

1.	Elected ten persons to serve as directors of Intuit;

2.	Approved, on an advisory basis, Intuit’s executive compensation;

3.	Approved, on an advisory basis, holding future advisory votes on Intuit’s executive compensation every year;

4.	Approved the material terms of the performance goals under the Intuit Inc. Senior Executive Incentive Plan; and

5.	Ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for fiscal year ended July 31, 2018.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1.	Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Eve Burton	209,928,333	2,271,642	112,037	17,143,275
Scott D. Cook	212,036,617	139,900	135,495	17,143,275
Richard L. Dalzell	212,017,608	131,982	162,422	17,143,275
Deborah Liu	212,096,146	104,106	111,760	17,143,275
Suzanne Nora Johnson	209,109,532	3,092,579	109,901	17,143,275
Dennis D. Powell	208,777,039	2,450,122	1,084,851	17,143,275
Brad D. Smith	205,636,670	4,317,241	2,358,101	17,143,275
Thomas Szkutak	211,990,071	182,637	139,304	17,143,275
Raul Vazquez	212,068,734	101,804	141,474	17,143,275
Jeff Weiner	210,672,653	1,523,457	115,902	17,143,275

2.	Advisory vote to approve executive compensation.

For	Against	Abstain	Broker Non-Votes
203,668,911	8,353,856	289,245	17,143,275

3.	Advisory vote on the frequency of future executive compensation advisory votes.

One Year	Two Years	Three Years	Abstain abstain	Broker Non-Votes
196,252,008	112,708	15,785,066	162,230

4.	Approval of the material terms of the performance goals under the Intuit Inc. Senior Executive Incentive Plan.

For	Against	Abstain	Broker Non-Votes
206,598,791	5,481,293	231,928	17,143,275

5.	Ratification of selection of Ernst & Young LLP to serve as independent registered public accounting firm for the fiscal year ended July 31, 2018.

For	Against	Abstain	Broker Non-Votes
225,971,692	3,347,543	136,052

ITEM 8.01 OTHER EVENTS.

In December 2017, H. Tayloe Stansbury, Intuit’s Executive Vice President and Chief Technology Officer, adopted a stock trading plan related to the exercise of 65,537 stock options and the sale of the underlying shares of Intuit Inc. common stock and sales of up to 11,688 shares issuable upon the vesting of restricted stock units. Subject to the terms and conditions of this plan, a brokerage firm may periodically exercise the stock options and sell the shares at predetermined prices from February 2018 through December 2018.

In December 2017, Daniel A. Wernikoff, Intuit’s Executive Vice President, Consumer Group, adopted a stock trading plan related to the exercise of 230,894 stock options and the sale of the underlying shares of Intuit Inc. common stock and sales of up to 58,044 shares issuable upon the vesting of restricted stock units. Subject to the terms and conditions of this plan, a brokerage firm may periodically exercise the stock options and sell the shares at predetermined prices from May 2018 through December 2018.

These trading plans are intended to satisfy the requirements of Rule 10b5-1 of the Exchange Act and were adopted in accordance with Intuit's policies regarding securities transactions. Rule 10b5-1 permits individuals who are not in possession of material, non-public information at the time the plan is adopted to establish pre-arranged plans to buy or sell company stock.

Transactions under these trading plans will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission, to the extent required by law.

Item    9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.01	Letter Regarding Terms of Employment by and between Intuit Inc. and Ms. Michelle Clatterbuck, dated January 19, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2018	INTUIT INC.

	By:	/s/ R. NEIL WILLIAMS
R. Neil Williams
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.01	Letter Regarding Terms of Employment by and between Intuit Inc. and Ms. Michelle Clatterbuck, dated January 19, 2018.